                                                                 EXHIBIT 10.46.1

                                     REVISED

                                    EXHIBIT A

                                       To

                              EMPLOYMENT AGREEMENT

                            Dated as of March 1, 2003

    Name:                                              Terry Lundgren

    End of Term:                                       February 28, 2007

    Revised Base Compensation:                         $1,250,000

    Effective Date of Revisions:                       January 15, 2004

    Date:                                              January 29, 2004

TERRY J. LUNDGREN                             FEDERATED CORPORATE SERVICES, INC.

/s/ Terry J. Lundgren                         /s/ Dennis J. Broderick
---------------------------                   ----------------------------------
                                              President